UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

NATIONWIDE HEALTH PROPERTIES, INC.
 (Exact name of registrant as specified in its charter)

Maryland	1-9028	95-3997619
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 718-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Nationwide Health Properties, Inc., a Maryland corporation (“NHP”), held its annual meeting of stockholders (the “Annual Meeting”) on May 4, 2010. The final results for each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

Item 1	Election of Directors.

	For	Withheld	Broker Non-Votes

David R. Banks	90,976,350	1,801,867	9,060,714
Douglas M. Pasquale	89,547,256	3,230,961	9,060,714
Robert D. Paulson	91,455,938	1,322,279	9,060,714

Item 2	Ratification of appointment of Ernst & Young LLP as NHP’s independent accountants for 2010.

For	Against	Abstentions	Broker Non-Votes

88,682,099	13,077,987	78,845	0

Item 3	Approval of the amendment and restatement of the Nationwide Health Properties, Inc. 2005 Performance Incentive Plan.

For	Against	Abstentions	Broker Non-Votes

76,410,564	16,111,393	256,260	9,060,714

Pursuant to the foregoing votes, the three nominees listed above were elected to serve on NHP’s Board of Directors and Items 2 and 3 were approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: May 6, 2010	By:	/s/ Abdo H. Khoury

Name: Abdo H. Khoury Title: Executive Vice President and Chief Financial & Portfolio Officer